UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 12, 2020

Fuse Group Holding Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-202948	47-1017473
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

805 W. Duarte Rd., Suite 102 Arcadia, CA 91007
(Address of principal executive offices)

(626) 210-0000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Item 8.01.	Other Events

On March 4, 2020, the U.S. Securities and Exchange Commission, or the SEC, issued an order (Release No. 34-88318) under Section 36 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, granting exemptions from specified provisions of the Exchange Act and certain rules thereunder. On March 25, 2020, the order was modified and superseded by a new SEC order (Release No. 34-88465), or the SEC Order, that provides conditional relief to public companies that are unable to timely comply with their filing obligations as a result of the COVID-19 pandemic.

Fuse Group Holding Inc. (the “Company”) is relying on the SEC Order to delay the filing of its quarterly report on Form 10-Q for the quarter ended March 31, 2020, or the Quarterly Report, due to circumstances related to the COVID-19 pandemic. The state of California, where the Company is headquartered, has been affected by COVID-19. The Governor of California has issued a stay-at-home order, which took effect on March 19, 2020. Substantially all of the Company’s workforce is currently working from home either all or substantially all of the time, including the Company’s limited number of general administrative and accounting personnel. These safety measures have restricted access to the Company’s facilities and books and records, and have disrupted routine interactions among the Company’s staff, advisors and third parties involved in the preparation of the Quarterly Report. Due to these disruptions, the Company is unable to timely file its Quarterly Report, originally due on May 15, 2020. The Company expects to file the Quarterly Report on or before June 29, 2020, which is 45 days after the original filing deadline of the Quarterly Report.

The Company is supplementing its risk factors previously disclosed in the Company’s Annual Report on Form 10-K for the year ended September 30, 2019 with the following risk factor:

An occurrence of an uncontrollable event such as the COVID-19 pandemic may negatively affect our operations and financial results.

In December 2019, a novel strain of coronavirus, causing a disease referred to as COVID-19, was reported to have surfaced in Wuhan, China. Since then, COVID-19 has spread to multiple countries, including the United States. In March 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, and the U.S. government imposed travel restrictions on travel between the United States, China and certain other countries. Further, the President of the United States declared the COVID-19 pandemic a national emergency, invoking powers under the Stafford Act, the legislation that directs federal emergency disaster response. Similarly, the Governor of California has issued a stay-at-home order closing all non-essential businesses, which took effect on March 19, 2020.

Our business and services and results of operations have been adversely affected and could continue to be adversely affected by the COVID-19 pandemic. Substantially all of our workforce is now working from home either all or substantially all of the time. The effects of the California order and our work-from-home policies have negatively impacted our business development, and disrupted or delayed our current mine projects and services to our clients, the magnitude of which will depend, in part, on the length and severity of the restrictions and other limitations on our ability to conduct our business in the ordinary course. These and similar, and perhaps more severe, disruptions in our operations could negatively impact our business, operating results and financial condition.

Quarantines, travel restrictions, shelter-in-place and other restrictions related to COVID-19 have impacted our abilities to visit mines in Mexico and Asian counties as well as meeting with potential clients and miner owners for our consulting business and our own investment in mine projects. Our clients that are negatively impacted by the outbreak of COVID-19 may cancel or suspend their mine acquisition projects, which in turn will reduce their demands for our services and materially adversely impact our revenue.

The global economy has also been materially negatively affected by COVID-19 and there is continued severe uncertainty about the duration and intensity of its impacts. The U.S. and global growth forecast is extremely uncertain, which would seriously affect people’s investment desires in mines in Mexico, Asia and internationally.

While the potential economic impact brought by, and the duration of, COVID-19 may be difficult to assess or predict, a widespread pandemic could result in significant disruption of global financial markets, reducing our ability to access capital, which could negatively affect our liquidity. In addition, a recession or market correction resulting from the spread of COVID-19 could materially affect our business and the value of our common stock.

Further, as we do not have access to a revolving credit facility, there can be no assurance that we would be able to secure commercial debt financing in the future in the event that we require additional capital. We currently believe that our financial resources will be adequate to see us through the outbreak. However, in the event that we do need to raise capital in the future, the outbreak-related instability in the securities markets could adversely affect our ability to raise additional capital.

In general, our business could be adversely affected by the effects of epidemics, including, but not limited to, COVID-19, avian influenza, severe acute respiratory syndrome (SARS), the influenza A virus, the Ebola virus, or other outbreaks. In response to an epidemic or other outbreaks, government and other organizations may adopt regulations and policies that could lead to severe disruption to our daily operations, including temporary closure of our offices and other facilities. These severe conditions may cause us and/or our business partners to make internal adjustments, including but not limited to, temporarily closing down business, limiting business hours, and setting restrictions on travel and/or visits with clients and partners for a prolonged period of time. Various impacts arising from severe conditions may cause business disruption, resulting in material adverse effects to our financial condition and results of operations.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” related to the Company that involve substantial risks, uncertainties and assumptions that, if they never materialize or prove incorrect, could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These statements are subject to numerous risks and uncertainties and are often identified by the use of words such as “will”, “could”, “expect”, or “may” and similar expressions or variations. Such forward-looking statements include, but are not limited to, the following: the Company’s ability to rely on the SEC Order to delay the filing of its Form 10-Q, the Company’s timeline for its quarterly financial statement and expected filing date of its Form 10-Q, and the impact of COVID-19 on the Company’s operations and financial performance, including supply chain impacts. These statements are based on the beliefs and assumptions of the Company’s management based on information currently available to management. These statements are subject to risks, uncertainties and other factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by such forward-looking statements. The Company disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fuse Group Holding Inc.

Date: May 12, 2020	By:	/s/ Umesh Patel
Umesh Patel
Chief Executive Officer